Investor Update Q1 2022 Peapack-Gladstone Bank Peapack Private Wealth Management The Q1 2022 Investor Update should be read in conjunction with the Q1 2022 Earnings Release issued on April 29, 2022. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) inflation and our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; the impact of anticipated higher operating expenses in 2022 and beyond; 3) our ability to successfully integrate wealth management firm acquisitions; 4) our ability to manage our growth; 5) our ability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) impact on our business from a pandemic event on our business, operations, customers, allowance for loan losses, and capital levels; 10) higher than expected increases in our allowance for loan and lease losses; 11) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 12) changes in interest rates; 13) a decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) changes in monetary policy by the Federal Reserve Board; 16) changes to tax or accounting matters; 17) successful cyberattacks against our IT infrastructure and that of our IT providers; 18) higher than expected FDIC insurance premiums; 19) adverse weather conditions; 20) our ability to successfully generate business in new geographic markets; 21) a reduction in our lower-cost funding sources; 22) our ability to adapt to technological changes; 23) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 24) our ability to retain key employees; 25) demands for loans and deposits in our market areas; 26) adverse changes in securities markets and 27) other unexpected material adverse changes in our operations or earnings. Further, given its ongoing and dynamic nature, it is difficult to predict the continued impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy worsens, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) a material decrease in net income or a net loss over several quarters could result in the elimination or a decrease in the rate of our quarterly cash dividend; 7) our wealth management revenues may decline with continuing market turmoil; 8) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 9) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Adjusted*: EPS $1.02; ROA 1.25%; ROE 14.19%; ROTE 15.58%. Net interest margin up 23 bps linked quarter. Positioned positively for additional rate hikes – 38% of loans reprice within 3 months and 50% within 1 year. Loans increased $305MM or 6.3% during the quarter. Growth partially funded through a balance sheet repositioning strategy – benefit future NIM 4 bps. C&I loan/lease balances comprise 40% of total loans. Strong asset quality. 30-89 day past dues were only $600K. Capital markets fees totaled $4.7MM ($11.7MM for trailing 12 months). Mortgage banking fees nominal percent of total revenue. Wealth Management fees totaled $14.8MM, up 6% linked quarter and 22% YOY. AUM/AUA totaled $10.7B at quarter end. Gross client inflows totaled $350MM for the quarter. Core deposits grew to 90% of total deposits. 300,000 shares repurchased at a cost of $11.2MM. Q1 2022 Highlights 3 *See Non-GAAP financial measures reconciliation table on page 4.

4 +45% YOY & 10% Linked Qtr *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. Q1 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), Q4 2021 Adjusted excluded loss on sale of loans ($265K). See Non-GAAP financial measures reconciliation table. Q1 2022 Adjusted and Q1 2021 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM), Q4 2021 Adjusted excluded expense related to swap valuation allowance ($1.4MM). See Non-GAAP financial measures reconciliation table. 3. Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Strong Revenue and Profitability Momentum Q1 2022 +22% YOY & 6% Linked Qtr (Dollars in millions, except per share data)

Quarterly Fee Income Improvement Driven by Peapack Private Wealth Management and Capital Markets Activity 5 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Q1 2022 excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM). See Non-GAAP financial measures reconciliation table on page 4. Q4 2021 excluded loss on sale of loans completed in Q4 2021 ($265K). See Non-GAAP financial measures reconciliation table on page 4. Total Noninterest Income as a % of Total Revenue: 36% 34% 35% Q1 2021 Q4 2021 Q1 2022 $17.8MM $19.2MM $21.3MM In 000’s $14.8MM $14.0MM $12.1MM +20% YOY & +11% Linked Qtr 1 2

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management At A Glance 6 $10.7B AUMs/AUAs 38% EBITDA Margin 2021 23% Revenue 4-yr CAGR $4.2MM Avg Relationship $350MM Q1 2022 Gross Inflows $14.8MM Q1 2022 Revenue

7 Peapack Private Wealth Management Organic Growth and Market Action Continue to Drive Better Margins AUM/AUA (000s)

8 Q1 Loan Growth: 6% *Excludes $37MM of undrawn lines of credit. $4,844MM $508MM* ($121MM) ($82MM) $5,149MM 12/31/2021 Total Loan Balance 03/31/2022 Total Loan Balance Other Accelerated Prepayments & Net LOC Draws Contractual Repayments Funding on New Facilities Total Loan Growth

Commercial Banking At A Glance (Excludes MFL and PPP)* 9 $2.7B Outstandings <1% Construction Exposure $2.8MM SBA Fees Q1 52.5% of Total Loans $1.6MM Corp Advisory Fee Income Q1 (in millions) $1,585 13.4% 4-yr CAGR *NOTE: Excludes MFL and PPP. MFL totaled $1.9B and PPP totaled $10MM as of 03/31/2022. $2,100 $2,474 $2,658 $2,537 $2,702

10 Balance Sheet Repositioning Strategy Benefits Future NIM 4 bps ACTIONS: Grew multifamily loans $250MM. MFL more resilient from a credit perspective, particularly in an inflationary environment. Sold $125MM of securities, estimated yield of 1.50%, and duration of 4 years, pretax loss of $6.6MM ($4.8MM after tax). Loss recovery in under 3 years through improved net interest income. Securities previously acquired through deployment of excess cash during 2021. Added $100MM of forward-starting SWAPs. Company receives Fed Funds and pays a fixed rate of interest for a five-year period. Fed Funds projected to approximate pay fixed side of the swaps when begin. RESULTS: Future NIM improved by approximately 4 basis points. No impact to tangible capital or tangible book value per share. No impact to balance sheet duration.   On-balance sheet and off-balance sheet liquidity profile remains strong. Further, multifamily loans are generally very liquid.

NIM (as reported) (%) 11 Net Interest Margin Continued to Improve and Expected to Expand with Rising Rates 1-Month Libor @ Period End 0.111% 0.101% 0.080% 0.101% 0.452% Net Interest Income expected to benefit 2% in Year 1 and 8.5% in Year 2 from a +200 bps rate increase (assumes 45% deposit beta). 38% of loans reprice within 3 months, 50% reprice within a year.

Commercial Banking Central to Core Deposit Growth 12 Full suite of digital and Treasury Mgmt solutions 15 BPS Core Deposit Cost “White Glove” Platinum Service Teams $269MM Avg Deposits Per Branch $2.6MM in annual account analysis fees Core Deposits as a % of Total Deposits 12/31/2019 79% Increase of $1.50B in core deposits (including $494MM of noninterest bearing growth) since 12/31/2019 2 1 Core deposits include noninterest bearing demand, interest-bearing checking, money market, and savings accounts. 2 Cost of core deposits include noninterest bearing demand. 12/31/2020 85% 1 12/31/2021 89% 3/31/2022 90% (Dollars in millions)

13 PGC’s Valuation vs. Wealth Management Peers Indicates Significant Upside Share Price Potential Note: Pricing data as of 04/19/2022; TBV as reported for the period ended 12/31/2021 and not pro forma for pending acquisitions. Wealth Management Institutions: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, WASH – Washington Trust Bancorp, and TMP - Tompkins Financial Corporation. Source: S&P Global Market Intelligence Price/TBV

PGC Valuation: Sum-of-the-Parts Analysis Indicates Significant Upside Share Price Potential 14 Assuming M&A EBITDA multiples of 12-15x for established and growing wealth management firms indicates substantial embedded value in PGC’s wealth business (AUMs/AUAs over $10B):

Current TBV multiple lags wealth management peers providing potential share price appreciation. $10.7B AUM/AUA ($59MM annualized revenue) wealth management business with significant value. Wealth management, commercial banking and capital markets activities provide diverse and stable revenue streams over time. Total fee income 35% of total revenue for Q1 2022. Attractive geographic franchise. Operates in three of the top 15 wealthiest counties in the U.S. Highly efficient branch network with average deposits per branch of $269MM. Positioned to benefit from rate increases. Core deposits totaled 90% of total deposits at quarter end. Strong asset quality. 30-89 day past dues were only $600K at quarter end. Proven management team – track record of building a successful wealth management business and a full-service commercial bank including corporate advisory services. Investment grade ratings from both Moody’s and Kroll. ABA Best Banks To Work For four years in a row. Compelling Investment Considerations 15

Appendix Peapack-Gladstone Bank

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 17 Q1 2022 Adjusted excluded loss on sale of securities of $6.6MM due to a balance sheet reposition strategy. Q4 2021 Adjusted excluded loss on sale of loans of $265K. See Non-GAAP financial measures reconciliation table. Q1 2022 Adjusted and Q1 2021 Adjusted excluded $1.5MM of severance expense related to certain staff reorganization within several areas of the Bank. Q4 2021 Adjusted excluded $1.4MM of expense related to swap valuation allowance. See Non-GAAP financial measures reconciliation table. 3. Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. 4. Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Quarterly Balance Sheet Summary (Dollars in thousands) 18 As of 3/31/2022 reduction of investments due to sale of $125MM of securities as part of balance sheet repositioning strategy. Included PPP loans of $10MM at 03/31/2022, $14MM at 12/31/2021 and $196MM at 12/31/2020. As of 03/31/2022 other assets included $120MM due from FHLB related to securities sales.  The $120MM received on 04/01/2022 was used to reduce Short Term Borrowings.

Asset Quality 19 1. Amounts reflect TDRs that are paying according to restructured terms. 2. Amount excludes $13.6MM at 03/31/2022, $1.1MM at 12/31/2021, $4.0MM at 12/31/2020, and $25.8MM at 12/31/2019 of TDRs included in nonaccrual loans. 3. Includes $6.9MM for one leasing credit due to a loan servicing issue at 12/31/2021. Payment was received in 01/2022. 4. Commencing on 01/01/2022 the allowance calculation is based on the current expected credit loss methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Provision to rollforward the ACL excludes a credit of $114,000 related to the off-balance sheet commitments. 5. Total ACL less specific reserves equals general ACL.

Capital Summary 20 1. Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 2. Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table.

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 21 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 22